                                                                      Exhibit 24


                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ J. HAROLD CHANDLER
                                      ----------------------
                                      J. Harold Chandler

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ JAMES E. DALTON, JR.
                                      ------------------------
                                      James E. Dalton, Jr.

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ RODNEY C. GILBERT
                                      ---------------------
                                      Rodney C. Gilbert

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ JAMES A. HASLAM II
                                      ----------------------
                                      James A. Haslam II

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ THOMAS E. HOAGLIN
                                      ---------------------
                                      Thomas E. Hoaglin

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ MARTHA R. INGRAM
                                      --------------------
                                      Martha R. Ingram

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ VICTORIA B. JACKSON
                                      -----------------------
                                      Victoria B. Jackson

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ RONALD L. KUEHN, JR.
                                      ------------------------
                                      Ronald L. Kuehn, Jr.

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ JAMES R. MALONE
                                      -------------------
                                      James R. Malone

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ JOHN N. PALMER
                                      ------------------
                                      John N. Palmer

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ DENNIS C. BOTTORFF
                                      -------------------------
                                      Dennis C Bottorff

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 24th day of March 2000.

                                      /s/ HERBERT A. SKLENAR
                                      ----------------------
                                      Herbert A. Sklenar

                                  DIRECTOR'S
                               POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of AmSouth Bancorporation, a Delaware corporation ("Company"), by his execution hereof or upon an identical counterpart hereof, does hereby constitute and appoint Stephen
A. Yoder, T. Kurt Miller or Carl L. Gorday and any of them, his true and lawful attorney-in-fact and agent, for him and in his name, place and stead, to execute and sign the Annual Report on Form 10-K for the year ended December 31, 1999 to be filed by the Company with the Securities and Exchange Commission, and, further, to execute and sign any and all amendments to such Form 10-K and any and all other documents in connection therewith, and to cause any and all such documents to be filed with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all the acts of said attorney-in-fact and agent which he may lawfully do in the premises or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of March 2000.

                                      /s/ FRANCIS A. NEWMAN
                                      -------------------------
                                      Francis A. Newman